UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 13, 2026
MURPHY OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9805 Katy Fwy, Suite G-200
Houston,	Texas	77024
(Address of principal executive offices, including zip code)

(281)	675-9000
Registrant’s telephone number, including area code
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders
The following information is furnished pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”
On May 13, 2026, Murphy Oil Corporation held its annual meeting of stockholders. The results of voting related to matters brought before stockholders are shown below.

Proposal 1 – Election of Directors
The directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.
				Broker
	For	Against	Abstain	Non-Votes
Claiborne P. Deming	115,489,401	3,309,977	250,847	12,483,996
Lawrence R. Dickerson	116,136,105	2,198,007	716,113	12,483,996
Michelle A. Earley	118,095,855	252,440	701,930	12,483,996
Eric M. Hambly	116,685,409	1,649,131	715,685	12,483,996
Elisabeth W. Keller	116,052,401	2,272,689	725,135	12,483,996
R. Madison Murphy	115,461,615	2,878,028	710,582	12,483,996
Jeffrey W. Nolan	114,293,769	4,039,632	716,824	12,483,996
Robert N. Ryan, Jr.	118,115,010	232,654	702,561	12,483,996
Laura A. Sugg	116,068,417	2,262,515	719,293	12,483,996
Robert B. Tudor, III	117,202,990	1,146,402	700,833	12,483,996

Proposal 2 – Advisory Vote to Approve Executive Compensation	117,714,410	988,954	346,861	12,483,996
Regarding an advisory vote on executive compensation, stockholders approved, by vote, the compensation of the Company’s named executive officers as shown.

Proposal 3 – Approval of the Proposed Stock Plan for Non-Employee Directors	115,379,463	2,886,090	784,672	12,483,996
Regarding a vote to adopt the proposed 2026 Stock Plan for Non-Employee Directors (2026 NED Plan), stockholders approved, by vote, the 2026 NED Plan as shown.

Proposal 4 – Approval of Appointment of Independent Registered Public Accounting Firm	128,702,169	2,572,829	259,223	—
Regarding the earlier appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for 2026, stockholders approved, by vote, the appointment as shown.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION
Date: May 14, 2026
	By:	/s/ Paul D. Vaughan
Paul D. Vaughan
Vice President and Controller

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